SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               DIANA SHIPPING INC.
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               (Exact name of Issuer as specified in its charter)

The Republic of the Marshall Islands                               n/a
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(State of incorporation                                      (IRS Employer
or organization)                                             Identification No.)

Pendelis 16
175 64 Palaio Faliro
Athens, Greece
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(Address of principal                                        (Zip Code)
executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-123052

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                         Name of each exchange on
to be so registered                         which each class is to be registered

Common Stock, par value $0.01               New York Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)

Item 1.   Description of Registrants Securities to be Registered
          ------------------------------------------------------

     The information required by this item is contained under the heading "Description of Capital Stock" in the registration statement to which this Form 8-A relates (File No. 333-123052). The information contained under the heading "Description of Capital Stock" is incorporated herein by reference.

Item 2.   Exhibits
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          Exhibit                        Description
          -------                        -----------

          3.1. Amended and Restated Articles of Incorporation, which is hereby incorporated by reference to Exhibit 3.1 of the Company's Amended Registration Statement on Form F-1 (Registration No. 333-123052), including exhibits thereto, which was initially filed with the Securities and Exchange Commission on March 1, 2005.


          3.2. Amended and Restated Bylaws of the Company, which are hereby incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form F-1 (Registration No. 333-123052), including exhibits thereto, which was initially filed with the Securities and Exchange Commission on March 1, 2005.

          4. Stock Certificate (specimen) of the Company, which is hereby incorporated by reference to Exhibit 4 in the Registration Statement on Form F-1 (Registration No. 333-123052), including exhibits thereto, filed with the Securities and Exchange Commission on March 1, 2005.

          10.1 Form of Stockholders' Rights Agreement, which is hereby incorporated by reference to Exhibit 10.1 of the Company's Registration Statement on Form F-1 (Registration No. 333-123052), including exhibits thereto, filed with the Securities and Exchange Commission on March 1, 2005.

                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  March 15, 2005                      DIANA SHIPPING INC.

                                            By: /s/ Simeon Palios
                                                -----------------
                                                Name:  Simeon Palios
                                                Title: Chief Executive Officer

23159.0001 #554451